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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 33-67128, 33-50998, 33-17552, 33-41660 and 33-19183 of The Timberland Company
on Form S-8 of our reports dated February 15, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Timberland Company for the year ended December 31, 1993.


/s/ Deloitte & Touche


Boston, Massachusetts
March 16, 1994